UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 9, 2005

                          American United Global, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                    000-19404             95-4359228
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)

                   108 Village Square, # 327 Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 425-869-7410

                                   Copies to:
                            Richard A. Friedman, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On August 9, 2005, American United Global, Inc. (the "Company") entered into a Share Purchase Agreement (the "Agreement") with Kraft Rt., an Hungarian corporation, and the shareholders of Kraft Rt. (the "Sellers"). Pursuant to the Agreement, the Company has agreed to acquire and, the Sellers have agreed to sell, 100% of the Seller's interest in Kraft Rt. In consideration for the Sellers' interest in Kraft Rt., the Company shall issue the Sellers 24,000,000 shares of common stock of the Company (the "Shares").

The closing of the acquisition of Kraft Rt. is expected to occur on or before October 30, 2005. Prior to closing, all closing conditions including, but not limited to, the satisfaction of various material liabilities, the provision of a bridge loan by the Company to Kraft Rt. in the amount of $500,000 prior to September 15, 2005 and on, or prior to, October 30, 2005, the Company shall have closed a financing in the minimum amount of $2,500,000. No material relationship exists between the Sellers and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

Kraft Rt. is an equipment manufacturing company headquartered in Budapest, Hungary engaged in the design, development and manufacturing of vacuum based production and quality control equipment used in several hi-tech industries. Kraft Rt. is presently focusing its efforts on the development of its manufacturing business relating to the production of thin film based photovoltaic modules.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit No.       Description
            -----------       -----------

            10.1              Share  Purchase   Agreement  by  and  between  the
                              Company and the Sellers dated August 9, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  American United Global, Inc.


                                                  By:    /s/ Robert Rubin
                                                         -----------------------
                                                  Name:  Robert Rubin
                                                  Title: Chief Executive Officer

Date:       August 15, 2005
            Somers, NY